Exhibit 10.12(h)

SECOND AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS

Dated as of October 4, 2000

among

SABRE INC.,

as the Construction Agent and as the Lessee,

FIRST SECURITY BANK, NATIONAL ASSOCIATION,

not individually, except as expressly

stated herein, but solely as the Owner Trustee

under the TSG Trust 1999-1,

THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES
HERETO FROM TIME TO TIME,

as the Holders,

THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES
HERETO FROM TIME TO TIME,

as the Lenders,

and

BANK OF AMERICA, N.A.,

as the Agent for the Lenders

and respecting the Security Documents,

as the Agent for the Lenders and the Holders,

to the extent of their interests

BANC OF AMERICA SECURITIES LLC,

as Lead Arranger and Sole Book Manager

SECOND AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS

THIS SECOND AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS dated as of October 4, 2000 (this “Amendment”) is by and among SABRE INC., a Delaware corporation (the “Lessee” or the “Construction Agent”); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the “Trust Company”), except as expressly stated in the Participation Agreement (hereinafter defined), but solely as the Owner Trustee under the TSG Trust 1999-1 (the “Owner Trustee”, the “Borrower” or the “Lessor”); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as holders of certificates issued with respect to the TSG Trust 1999-1 (subject to the definition of Holders in Appendix A to the Participation Agreement, individually, a “Holder” and collectively, the “Holders”); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement, individually, a “Lender” and collectively, the “Lenders”); and BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the “Agent”).

Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in Appendix A to the Participation Agreement dated as of September 14, 1999, by and among the Lessee, the Construction Agent, the Owner Trustee, the Holders which were parties thereto, the Lenders which were parties thereto and the Agent (as amended by that certain First Amendment and Restatement of Operative Agreements dated as of December 15, 1999 by and among the Lessee, the Construction Agent, the Owner Trustee, the Holders which were parties thereto, the Lenders which were parties thereto and the Agent and as hereinafter amended, modified, extended, supplemented, restated and/or replaced from time to time, the “Participation Agreement”).

R E C I T A L S

WHEREAS, the parties to this Amendment are parties to the Participation Agreement and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $310 million lease facility (the “Facility”) that has been established in favor of the Lessee;

WHEREAS, the parties to this Amendment have agreed to modify the Participation Agreement and to amend other provisions of the Operative Agreements on the terms and conditions set forth herein;

A G R E E M E N T

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                       Section 8.3A(j)(ii) of the Participation Agreement is hereby amended and restated in its entirety to read as follows:

“(ii)                            At all times the Consolidated Net Worth shall be greater than or equal to the sum of $553,602,400, plus on a cumulative basis as of the end of each fiscal quarter of Parent and its Consolidated Subsidiaries, commencing with the fiscal quarter ending September 30, 2000, an amount equal to fifty percent (50%) of Consolidated Net Income (to the extent positive) for the fiscal quarter then ended, plus fifty percent (50%) of the net proceeds from Equity Issuances occurring after June 30, 2000, minus amounts used to repurchase or redeem capital stock of Parent during the fiscal quarter then ended.”

2.                                       This Amendment shall be effective upon (i) execution and delivery of this Amendment by the Lessee, the Construction Agent, the Lessor, the Owner Trustee, the Agent, the Lenders and the Holders, (ii) execution and delivery of such other documents, agreements or instruments deemed necessary or advisable by the Financing Parties and (iii) all fees, if any, owing in connection with this Amendment, including without limitation, to each consenting Lender and Holder that executes and delivers this Amendment by the signing deadline, a nonrefundable amendment fee equal to 0.03% of the aggregate amount of such Lender’s Commitment or such Holder’s Holder Commitment, which fees shall be deemed fully earned and due and payable on the effective date of this Amendment.  For purposes of determining compliance with the conditions specified in this Section 2, each Financing Party shall be deemed to have consented to, approved or accepted or to be satisfied with (unless such Financing Party has objected in writing pursuant to a notice delivered to the Agent at its address specified in Schedule 12.2 to the Participation Agreement prior to the date as of which this Amendment becomes effective) each document or other matter either sent by Agent to such Financing Party for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Financing Party.

3.                                       Within ten (10) days of any receipt from the Agent of any requested documentation, the Lessee shall promptly cause to be executed, acknowledged or delivered all such further conveyances and documents as the Agent may reasonably request in order to carry out and effectuate the intent and purposes of this Amendment, the other Operative Agreements and the transactions contemplated hereby and thereby (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements, the filing of Mortgage Instruments and other filings or registrations which the Agent hereto may from time to time request to be filed or effected).

4.                                       The parties hereto agree that, notwithstanding any heading or title to this Amendment, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits thereto) shall remain in full force and effect except as modified by this Amendment.  All references in any Operative Agreement to the Operative Agreements shall henceforth include references to the Operative Agreements, as modified and amended by this Amendment, and as may, from time to time, be further amended or modified in accordance with the terms thereof.

5.                                       The Borrower and the Lessee, as applicable, affirm the liens and security interests created and granted in the Security Agreement and in any other Operative Agreement and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

6.                                       The Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

7.                                       This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

8.                                       THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT THAT TO THE EXTENT THIS AMENDMENT AMENDS THE TRUST AGREEMENT, SUCH PORTION OF THIS AMENDMENT AMENDING THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

CONSTRUCTION AGENT AND LESSEE:	SABRE INC., as the Construction Agent and as the Lessee

	By:	/s/ James F. Murphy
	Name:	James F. Murphy
	Title:	SVP, Corp. Development - Treasurer

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OWNER TRUSTEE AND LESSOR:	FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the TSG Trust 1999-1

	By:	/s/ Val T. Orton
	Name:	Val T. Orton
	Title:	Vice President

AGENT AND LENDERS:	BANK OF AMERICA, N.A., as a Lender and as the Agent

	By:	/s/ Kevin C. Leader
	Name:	Kevin C. Leader
	Title:	Managing Director

CITIBANK, N.A., as a Lender

By:	/s/ Michael Boster
Name:	Michael Boster
Title:	Vice President

FIRST UNION NATIONAL BANK, as a Lender

By:	/s/ Laura B. Smith
Name:	Laura B. Smith
Title:	Vice President

BANCA COMMERCIALE ITALIANA - LOS ANGELES FOREIGN BRANCH, as a Lender

By:	/s/ J. Dickerhof
Name:	J. Dickerhof
Title:	VP

By:	/s/ Frank Maffei
Name:	Frank Maffei
Title:	Authorized Signature

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Lender

By:	/s/ Dennis Wilczer
Name:	Dennis Wilczer
Title:	Associate

SUNTRUST BANK, ATLANTA, as a Lender

By:	/s/ Frank A. Coe
Name:	Frank A. Coe
Title:	Vice President

THE BANK OF NEW YORK, as a Lender

By:	/s/ Ronald R. Reedy
Name:	Ronald R. Reedy
Title:	Vice President

WELLS FARGO BANK (TEXAS), N.A., as a Lender

By:	/s/ Brent Bertino
Name:	Brent Bertino
Title:	Vice President

KBC BANK N.V., as a Lender

By:	/s/ Jean-Pierre Diels
Name:	Jean-Pierre Diels
Title:	First Vice President

By:	/s/ Patrick A. Janssens
Name:	Patrick A. Janssens
Title:	Vice President

HOLDERS:	BANK OF AMERICA, N.A., as a Holder

	By:	/s/ Kevin C. Leader
	Name:	Kevin C. Leader
	Title:	Managing Director

CITICORP DEL-LEASE INC., as a Holder

By:	/s/ Robert F. Carr
Name:	Robert F. Carr
Title:	Vice President

FIRST UNION NATIONAL BANK, as a Holder

By:	/s/ Laura B. Smith
Name:	Laura B. Smith
Title:	Vice President

BANCA COMMERCIALE ITALIANA - LOS ANGELES FOREIGN BRANCH, as a Holder

By:	/s/ J. Dickerhof
Name:	J. Dickerhof
Title:	VP

By:	/s/ Frank Maffei
Name:	Frank Maffei
Title:	Authorized Signature

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Holder

By:	/s/ Dennis Wilczer
Name:	Dennis Wilczer
Title:	Associate

SUNTRUST BANK, ATLANTA, as a Holder

By:	/s/ Frank A. Coe
Name:	Frank A. Coe
Title:	Vice President

THE BANK OF NEW YORK, as a Holder

By:	/s/ Ronald R. Reedy
Name:	Ronald R. Reedy
Title:	Vice President

WELLS FARGO BANK (TEXAS), N.A., as a Holder

By:	/s/ Brent Bertino
Name:	Brent Bertino
Title:	Vice President

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